UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 9, 2009
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434

(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza Islandia, New York	11749

(Address of principal executive offices)	(Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events	1

Item 9.01 Financial Statements and Exhibits	2

Signatures	3

Exhibit Index	4

EX-12.1
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01 Other Events
CA, Inc (the Company) filed its Annual Report on Form 10-K for the year ended March 31, 2009 (the Original 2009 Form 10-K) with the Securities and Exchange Commission (the SEC) on May 15, 2009. In the Original 2009 Form 10-K, the Company disclosed the effective date for the adoption of Financial Accounting Standards Board (FASB) Staff Position (FSP) Emerging Issues Task Force (EITF) No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities” (FSP EITF 03-6-1), and FSP Accounting Principles Board Opinion (APB) No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (FSP APB No. 14-1) would be April 1, 2009.
FSP EITF 03-6-1 clarifies that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are to be included in the computation of earnings per share under the two-class method described in Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings Per Share.”
FSP APB No. 14-1 requires the issuer of convertible debt instruments with cash settlement features to account separately for the liability and equity components of the instruments. The debt is recognized at the present value of its cash flows discounted using the issuer’s nonconvertible debt borrowing rate at the time of issuance with the resulting debt discount being amortized over the expected life of the debt. The equity component is recognized as the difference between the proceeds from the issuance of the convertible debt instrument and the fair value of the liability.
The adoption of these two accounting pronouncements was reflected in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 filed with the SEC on July 24, 2009 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed with the SEC on October 23, 2009 (collectively, the Quarterly Reports). The adoption of FSP APB No. 14-1 and FSP EITF 03-6-1 required retrospective application to all periods presented in the Quarterly Reports. The Company is filing this Current Report on Form 8-K to reflect the required retrospective adoption of FSP APB No. 14-1 and FSP EITF 03-6-1 on the financial statement information provided in the Original 2009 Form 10-K.
Neither this Current Report on Form 8-K nor Exhibits 12.1, 99.1, 99.2, 99.3 or 99.4 hereto reflects any events occurring after March 31, 2009 or modifies or updates the disclosures in the Original 2009 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the retrospective application of FSP APB No. 14-1 and FSP EITF 03-6-1. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Original 2009 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Original 2009 Form 10-K, including, but not limited to, the Quarterly Reports. Such subsequent filings contain important information about events and developments regarding the Company that occurred since the filing of the Original 2009 Form 10-K.
The sections of the 2009 Original Form 10-K that have been adjusted are as follows:

•	Item 6:	Selected Financial Data

•	Item 7:	Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 7A:	Quantitative and Qualitative Disclosures About Market Risk

•	Item 8:	Financial Statements and Supplementary Data

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
12.1	Statement of Ratio of Earnings to Fixed Charges (Updated)
23.1	Consent of KPMG LLP
99.1	Item 6 — Selected Financial Data (Updated)
99.2	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations (Updated)
99.3	Item 7A — Quantitative and Qualitative Disclosures About Market Risk (Updated)
99.4	Item 8 — Financial Statements and Supplementary Data (Updated)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Nancy E. Cooper
Nancy E. Cooper
Executive Vice President and Chief Financial Officer

Dated: November 9, 2009

EXHIBIT INDEX
(d) Exhibits

Exhibit	Description
12.1	Statement of Ratio of Earnings to Fixed Charges (Updated)
23.1	Consent of KPMG LLP
99.1	Item 6 — Selected Financial Data (Updated)
99.2	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations (Updated)
99.3	Item 7A — Quantitative and Qualitative Disclosures About Market Risk (Updated)
99.4	Item 8 — Financial Statements and Supplementary Data (Updated)

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